Sub-Item 77C

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

INVESCO EXCHANGE-TRADED FUND TRUST


GUGGENHEIM DOW JONES INDUSTRIAL AVERAGE DIVIDEND ETF

A Special Meeting ("Meeting") of Shareholders of Guggenheim Dow Jones Industrial Average Dividend ETF was held on Friday, March 16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the
Guggenheim Dow Jones Industrial Average Dividend ETF into the PowerShares Dow Jones Industrial Average Dividend Portfolio (now known as the Invesco Dow Jones Industrial Average Dividend ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
164,414
Votes Against
12,189
Votes Abstain
11,797
Broker Non-Votes
N/A
_____


GUGGENHEIM INSIDER SENTIMENT ETF

A Special Meeting ("Meeting") of Shareholders of Guggenheim Insider
 Sentiment ETF was held on Friday, March 16, 2018.
The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that
provides for the reorganization
of the Guggenheim Insider Sentiment ETF into the PowerShares Insider Sentiment Portfolio
(now known as the Invesco Insider Sentiment ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
576,837
Votes Against
13,577
Votes Abstain
35,874
Broker Non-Votes
N/A
_____

GUGGENHEIM S&P 100(r) EQUAL WEIGHT ETF

A Special Meeting ("Meeting") of Shareholders of
Guggenheim S&P 100(r) Equal Weight ETF
was held on Friday, February 16, 2018.
The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization
that provides for the reorganization
of the Guggenheim S&P 100(r) Equal Weight ETF into the PowerShares S&P 100(r) Equal Weight Portfolio
(now known as the Invesco S&P 100(r) Equal Weight ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
64,269
Votes Against
2,410
Votes Abstain
9,871
Broker Non-Votes
N/A
_____



GUGGENHEIM S&P 500(r) EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

A Special Meeting ("Meeting") of Shareholders of Guggenheim S&P 500(r) Equal Weight Consumer Discretionary ETF was held on Friday, March 16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that
provides for the reorganization of the
Guggenheim S&P 500(r) Equal Weight Consumer Discretionary ETF into the PowerShares S&P 500(r) Equal Weight Consumer
Discretionary Portfolio (now known as the Invesco S&P 500(r) Equal Weight Consumer Discretionary ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
367,842
Votes Against
11,035
Votes Abstain
36,672
Broker Non-Votes
N/A
_____


GUGGENHEIM S&P 500(r) EQUAL WEIGHT CONSUMER STAPLES ETF

A Special Meeting ("Meeting") of Shareholders of
 Guggenheim S&P 500(r) Equal Weight Consumer Staples ETF was held on Monday, March 26, 2018.
The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that
provides for the reorganization of the
Guggenheim S&P 500(r) Equal Weight Consumer Staples ETF into the PowerShares S&P 500(r) Equal Weight Consumer Staples Portfolio (now known as the Invesco S&P 500(r) Equal Weight Consumer Staples ETF).



Matter
 (1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
1,367,243
Votes Against
82,469
Votes Abstain
326,580
Broker Non-Votes
N/A
_____


GUGGENHEIM S&P 500(r) EQUAL WEIGHT ENERGY ETF

A Special Meeting ("Meeting") of Shareholders of
Guggenheim S&P 500(r) Equal Weight Energy ETF was held on Friday, March 16, 2018.
The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization
that provides for the reorganization of the Guggenheim S&P 500(r) Equal Weight Energy ETF into the PowerShares S&P 500(r) Equal Weight Energy Portfolio
(now known as the Invesco S&P 500(r) Equal Weight Energy ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
2,186,844
Votes Against
24,902
Votes Abstain
165,984
Broker Non-Votes
N/A
_____



GUGGENHEIM S&P 500(r) EQUAL WEIGHT FINANCIALS ETF


A Special Meeting ("Meeting") of Shareholders of
Guggenheim S&P 500(r) Equal Weight Financials ETF was held on Friday, March 16, 2018.
The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that
provides for the reorganization of the
Guggenheim S&P 500(r) Equal Weight Financials ETF into the PowerShares S&P 500(r) Equal Weight Financials Portfolio
(now known as the Invesco S&P 500(r) Equal Weight Financials ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
3,877,205
Votes Against
105,516
Votes Abstain
437,132
Broker Non-Votes
N/A
_____


GUGGENHEIM S&P 500(r) EQUAL WEIGHT HEALTH CARE ETF

A Special Meeting ("Meeting") of Shareholders of Guggenheim S&P 500(r) Equal Weight Health Care ETF was held on Friday, March 16, 2018.
The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that
provides for the reorganization of the
Guggenheim S&P 500(r) Equal Weight Health Care ETF into the PowerShares S&P 500(r) Equal Weight Health Care Portfolio (now known as the Invesco S&P 500(r) Equal Weight Health Care ETF).



Matter
 (1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
1,700,205
Votes Against
51,429
Votes Abstain
182,898
Broker Non-Votes
N/A
_____


GUGGENHEIM S&P 500(r) EQUAL WEIGHT INDUSTRIALS ETF

A Special Meeting ("Meeting") of Shareholders of Guggenheim S&P 500(r) Equal Weight Industrials ETF was held on Friday, March 16, 2018.
The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that
provides for the reorganization of the
Guggenheim S&P 500(r) Equal Weight Industrials ETF into the
PowerShares S&P 500(r) Equal Weight Industrials Portfolio
(now known as the Invesco S&P 500(r) Equal Weight Industrials ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
853,772
Votes Against
23,176
Votes Abstain
84,486
Broker Non-Votes
N/A
_____



GUGGENHEIM S&P 500(r) EQUAL WEIGHT MATERIALS ETF

A Special Meeting ("Meeting") of Shareholders of
Guggenheim S&P 500(r) Equal Weight Materials ETF was held on Monday, March 26, 2018.
The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P 500(r) Equal Weight Materials ETF into the PowerShares S&P 500(r) Equal Weight Materials Portfolio
(now known as the Invesco S&P 500(r) Equal Weight Materials ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
759,285
Votes Against
17,736
Votes Abstain
173,904
Broker Non-Votes
N/A
_____


GUGGENHEIM S&P 500(r) EQUAL WEIGHT ETF

A Special Meeting ("Meeting") of Shareholders of Guggenheim S&P 500(r) Equal Weight ETF was held on Friday, March 16, 2018.
The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P 500(r) Equal Weight ETF into the PowerShares S&P 500(r) Equal Weight Portfolio
(now known as the Invesco S&P 500(r) Equal Weight ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
68,961,292
Votes Against
1,502,420
Votes Abstain
5,966,668
Broker Non-Votes
N/A
_____



S&P 500(r) EQUAL WEIGHT REAL ESTATE ETF

A Special Meeting ("Meeting") of Shareholders of Guggenheim S&P 500(r) Equal Weight Real Estate ETF was held on Monday, March 26, 2018.
The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that
provides for the reorganization of the
Guggenheim S&P 500(r) Equal Weight Real Estate ETF into the PowerShares S&P 500(r) Equal Weight Real Estate Portfolio (now known as the Invesco S&P 500(r) Equal Weight Real Estate ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
336,174
Votes Against
15,991
Votes Abstain
75,397
Broker Non-Votes
N/A
_____




GUGGENHEIM S&P 500(r) EQUAL WEIGHT TECHNOLOGY ETF

A Special Meeting ("Meeting") of Shareholders of Guggenheim S&P 500(r) Equal Weight Technology ETF was held on Monday, March 26, 2018.
The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P 500(r) Equal Weight Technology ETF into the PowerShares S&P 500(r) Equal Weight Technology Portfolio
(now known as the Invesco S&P 500(r) Equal Weight Technology ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
4,642,605
Votes Against
136,316
Votes Abstain
744,231
Broker Non-Votes
N/A
_____


GUGGENHEIM S&P 500(r) EQUAL WEIGHT UTILITIES ETF

A Special Meeting ("Meeting") of Shareholders of Guggenheim S&P 500(r) Equal Weight Utilities ETF was held on Monday, March 26, 2018.
 The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of Guggenheim S&P 500(r) Equal Weight Utilities ETF into the PowerShares S&P 500(r) Equal Weight Utilities Portfolio
(now known as the Invesco S&P 500(r) Equal Weight Utilities ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
838,181
Votes Against
30,937
Votes Abstain
180,221
Broker Non-Votes
N/A
_____


GUGGENHEIM S&P 500(r) PURE GROWTH ETF


A Special Meeting ("Meeting") of Shareholders of
Guggenheim S&P 500(r) Pure Growth ETF was held on Friday, March 16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P 500(r) Pure Growth ETF into the PowerShares S&P 500(r) Pure Growth Portfolio
(now known as the Invesco S&P 500(r) Pure Growth ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
9,876,667
Votes Against
238,909
Votes Abstain
925,473
Broker Non-Votes
N/A
_____




GUGGENHEIM S&P 500(r) PURE VALUE ETF

A Special Meeting ("Meeting") of Shareholders of Guggenheim S&P 500(r) Pure Value ETF was held on Friday, February16, 2018.
The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P 500(r) Pure Value ETF into the PowerShares S&P 500(r) Pure Value Portfolio
(now known as the Invesco S&P 500(r) Pure Value ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
6,805,542
Votes Against
136,099
Votes Abstain
335,268
Broker Non-Votes
N/A
_____


GUGGENHEIM S&P 500(r) TOP 50 ETF

A Special Meeting ("Meeting") of Shareholders of Guggenheim S&P 500(r) Top 50 ETF was held on Friday, February 16, 2018.
The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P 500(r) Top 50 ETF into the PowerShares S&P 500(r) Top 50 Portfolio
(now known as the Invesco S&P 500(r) Top 50 ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
1,797,326
Votes Against
21,792
Votes Abstain
65,391
Broker Non-Votes
N/A
_____


GUGGENHEIM S&P MIDCAP 400(r) EQUAL WEIGHT ETF

A Special Meeting ("Meeting") of Shareholders of
Guggenheim S&P MidCap 400(r) Equal Weight ETF was held on Friday, February 16, 2018.
 The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P MidCap 400(r) Equal Weight ETF into the PowerShares S&P MidCap 400(r) Equal Weight Portfolio
(now known as the Invesco S&P MidCap 400(r) Equal Weight ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
973,780
Votes Against
9,787
Votes Abstain
21,974
Broker Non-Votes
N/A
_____




GUGGENHEIM S&P MIDCAP 400(r) PURE GROWTH ETF

A Special Meeting ("Meeting") of Shareholders of Guggenheim S&P MidCap 400(r) Pure Growth ETF was held on Friday, March 16, 2018.
The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that
provides for the reorganization of the
Guggenheim S&P MidCap 400(r) Pure Growth ETF into the PowerShares S&P MidCap 400(r) Pure Growth Portfolio
(now known as the Invesco S&P MidCap 400(r) Pure Growth ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
1,570,173
Votes Against
40,736
Votes Abstain
319,244
Broker Non-Votes
N/A

_____


GUGGENHEIM S&P MIDCAP 400(r) PURE VALUE ETF

A Special Meeting ("Meeting") of Shareholders of Guggenheim S&P MidCap 400(r) Pure Value ETF was held on Friday, March 16, 2018.
 The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P MidCap 400(r) Pure Value ETF into the PowerShares S&P MidCap 400(r) Pure Value Portfolio
(now known as the Invesco S&P MidCap 400(r) Pure Value ETF).




Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
812,564
Votes Against
28,947
Votes Abstain
105,970
Broker Non-Votes
N/A
_____


GUGGENHEIM S&P SMALLCAP 600(r) EQUAL WEIGHT ETF

A Special Meeting ("Meeting") of Shareholders of Guggenheim S&P SmallCap
600(r)
Equal Weight ETF was held on Monday, March 26, 2018.
The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P SmallCap 600(r) Equal Weight ETF into the PowerShares S&P SmallCap 600(r) Equal Weight Portfolio
(now known as the Invesco S&P SmallCap 600(r) Equal Weight ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
247,628
Votes Against
5,159
Votes Abstain
37,415
Broker Non-Votes
N/A
_____




GUGGENHEIM S&P SMALLCAP 600(r) PURE GROWTH ETF

A Special Meeting ("Meeting") of Shareholders of
Guggenheim S&P SmallCap 600(r) Pure Growth ETF was held on Monday, March 26, 2018.
The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the
Guggenheim S&P SmallCap 600(r) Pure Growth ETF
 into the PowerShares S&P SmallCap 600(r) Pure Growth Portfolio
(now known as the Invesco S&P SmallCap 600(r) Pure Growth ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
879,800
Votes Against
62,738
Votes Abstain
170,048
Broker Non-Votes
N/A
_____


GUGGENHEIM S&P SMALLCAP 600(r) PURE VALUE ETF

A Special Meeting ("Meeting") of Shareholders of Guggenheim S&P SmallCap
 600(r) Pure Value ETF was held on Friday, March 16, 2018.
The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P SmallCap 600(r) Pure Value ET
 into the PowerShares S&P SmallCap 600(r) Pure Value Portfolio
(now known as the Invesco S&P SmallCap 600(r) Pure Value ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
1,158,442
Votes Against
38,664
Votes Abstain
199,612
Broker Non-Votes
N/A
_____


GUGGENHEIM S&P SPIN-OFF ETF

A Special Meeting ("Meeting") of Shareholders of
Guggenheim S&P Spin-Off ETF was held on Monday, March 26, 2018.
The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P Spin-Off ETF into the PowerShares S&P Spin-Off Portfolio
(now known as the Invesco S&P Spin-Off ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
1,981,424
Votes Against
34,779
Votes Abstain
124,323
Broker Non-Votes
N/A
_____




WILSHIRE MICRO-CAP ETF

A Special Meeting ("Meeting") of Shareholders of Wilshire Micro-Cap ETF was held on Friday, March 16, 2018.
 The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Wilshire Micro-Cap ETF into the PowerShares Wilshire Micro-Cap Portfolio
(now known as the Invesco Wilshire Micro-Cap
ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
357,437
Votes Against
7,153
Votes Abstain
55,988
Broker Non-Votes
N/A

_____


GUGGENHEIM MID-CAP CORE ETF

A Special Meeting ("Meeting") of Shareholders of Guggenheim Mid-Cap Core ETF was held on Monday, March 26, 2018.
The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim Mid-Cap Core ETF into the PowerShares Zacks Mid-Cap Portfolio
(now known as the Invesco Zacks Mid-Cap ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
1,667,745
Votes Against
54,511
Votes Abstain
219,606
Broker Non-Votes
N/A
_____


GUGGENHEIM MULTI-ASSET INCOME ETF

A Special Meeting ("Meeting") of Shareholders of Guggenheim Multi-Asset Income ETF was held on Monday, March 26, 2018.
The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim Multi-Asset Income ETF into the PowerShares Zacks Multi-Asset Income Portfolio
(now known as the Invesco Zacks Multi-Asset Income ETF).



Matter

(1) 	 Approve an Agreement and Plan of Reorganization.
Votes For
6,222,142
Votes Against
286,544
Votes Abstain
1,178,250
Broker Non-Votes
N/A